CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Western Asset Core Bond Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Western Asset Core Plus Bond Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in this Registration Statement on Form N-1A of Western Asset Enhanced Equity Fund.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Western Asset Global Government Bond Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Western Asset Global Multi-Sector Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Western Asset High Yield Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Western Asset Inflation Indexed Plus Bond Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013

Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Western Asset Intermediate Bond Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Western Asset Total Return Unconstrained Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013